Exhibit 10.1

DATED 23 January 2012

(1) ANDREW BIRNIE AND OTHERS

(2) TOTAL CAPITAL FINANCE LIMITED

(3) R & D SYSTEMS EUROPE LIMITED

(4) RESEARCH & DIAGNOSTIC SYSTEMS, INC

DEED OF ASSIGNMENT AND NOVATION

in connection with a share purchase agreement

relating to Tocris Holdings Limited

Cobbetts LLP

No.1 Whitehall Riverside

Leeds

LS1 4BN

Tel: +44 (0)161 833 3333

MJZD/TE274-2

THIS DEED IS MADE ON 23 JANUARY 2012

BETWEEN:

(1)	THE SEVERAL PERSONS whose names and addresses are set out in the Schedule (together the “Sellers”); and

(2)	TOTAL CAPITAL FINANCE LIMITED (incorporated and registered in England and Wales with company number 5984100) whose registered office is at 1 Princes Street, London EC2R 8PB (“TCF”);

(3)	R&D SYSTEMS EUROPE LIMITED (incorporated and registered in England and Wales with company number 2490104) whose registered office is at 19 Barton Lane, Abingdon Science Park, Abingdon, Oxfordshire, OX14 3NB (“RDSEL”); and

(4)	RESEARCH AND DIAGNOSTIC SYSTEMS, INC a corporation incorporated in Minnesota and whose registered office is at 614 McKinley Place NE, Minneapolis, MN 55413 (“RDSI”).

BACKGROUND

1	The Sellers, TCF, RDSEL and RDSI entered into a share purchase agreement on 28 April 2011 (the “Agreement”) pursuant to which the Sellers and TCF sold and RDSEL and RDSI acquired the entire issued share capital of Tocris Holdings Limited (incorporated in England and Wales with number 6008610 (the “Company”)). Under the Agreement, certain of the Sellers gave, inter alia, warranties relating to the Company and its subsidiary undertakings to each of RDSEL and RDSI.

2	On 30 June 2011:

2.1	the entire issued share capital of Tocris Cookson, Inc (incorporated in Delaware with number 2485172 (“Tocris US”)) was transferred:

(a)	from Tocris Cookson Limited (incorporated in England and Wales with number 2869577 (“TCL”)) to Tocris Investments Limited (incorporated in England and Wales with number 7013194 (“TCI”)) by way of a dividend in specie declared by TCL; and, subsequently

(b)	from TCI to the Company by way of a dividend in specie declared by TCI;

and so that, following such transfers, the entire issued share capital of Tocris US was held by the Company; and

2.2	an intra-group share purchase agreement dated 30 June 2011 (the “Intra-Group Agreement”) was entered into between the Company and RDSI pursuant to which the Company sold and RDSI acquired the entire issued share capital of Tocris US.

3	The parties to this deed have agreed that, on and subject to the terms of this deed:

3.1	certain of RDSI’s rights under the Agreement shall be assigned and transferred to RDSEL; and

3.2	certain of RDSEL’s rights under the Agreement shall be assigned and transferred to RDSI.

IT IS AGREED AS FOLLOWS:

1	DEFINITIONS AND INTERPRETATION

1.1	Unless the context requires otherwise:

1.1.1	words and expressions defined in the Agreement shall have the same meaning in this deed; and

1.1.2	the principles of interpretation set out in Clause 1 of the Agreement shall apply in this deed.

1.2	In this deed, the following words and expressions shall have the meaning defined in this Clause 1.2 of this deed:

RDSEL Rights	the rights and interest of RDSEL under the Warranties, the warranties in Clause 10 of the Agreement, the indemnities in Clause 11 of the Agreement and the Tax Covenant, in each case, to the extent the same relate to Tocris US and/or any of the business, assets, undertaking, officers and employees of Tocris US; and

RDSI Rights	the rights and interest of RDSI under the Warranties, the warranties in Clause 10 of the Agreement, the indemnities in Clause 11 of the Agreement and the Tax Covenant, in each case, to the extent the same relate to the Company, TCI and/or TCL and/or any of the business, assets, undertaking, officers and employees of any of the Company, TCI and TCL.

1.3	For the purposes of the definition of “Transaction Documents” in the Agreement, this deed shall be deemed to be a Transaction Document and the Agreement shall be varied accordingly.

2	ASSIGNMENT, TRANSFER AND NOVATION

2.1	In accordance with Clause 13 of the Agreement and Clause 6.12 of the Agreement:

2.1.1	RDSI assigns to RDSEL all its rights, title, interest, and benefit in and to the RDSI Rights; and

2.1.2	RDSEL assigns to RDSI all its rights, title, interest, and benefit in and to the RDSEL Rights.

2.2	This deed constitutes notice of the assignments made pursuant to Clause 2.1 of this deed to the Sellers’ Representative, the Sellers and TCF and acknowledgment by each of such persons of such notice of assignment is given by the execution of this deed by or on behalf of each of such persons.

2.3	Without prejudice to the assignments in Clause 2.1 of this deed, each of the parties to this deed acknowledges and agrees that:

2.3.1	RDSI shall have transferred to RDSEL all of the RDSI Rights including, without limitation, all rights in respect of and to pursue a Relevant Claim in relation to any of the RDSI Rights and to recover all losses suffered or incurred by any member of the Buyers’ Group in respect of the same and that RDSEL shall enjoy all the rights and benefits of RDSI in respect of the RDSI Rights as if it was named in the Agreement as having the benefit of the RDSI Rights in place of RDSI;

2.3.2	RDSEL shall have transferred to RDSI all of the RDSEL Rights including, without limitation, all rights in respect of and to pursue a Relevant Claim in relation to any of the RDSEL Rights and to recover all losses suffered or incurred by any member of the Buyers’ Group in respect of the same and that RDSI shall enjoy all the rights and benefits of RDSEL in respect of the RDSEL Rights as if it was named in the Agreement as having the benefit of the RDSEL Rights in place of RDSEL.

2.4	Each of the Sellers and TCF agrees to continue to perform the Agreement and be bound by its terms in every way and as if:

2.4.1	RDSEL was always entitled under the original terms of the Agreement to the RDSI Rights in place of RDSI; and

2.4.2	RDSI was always entitled under the original terms of the Agreement to the RDSEL Rights in place of RDSEL.

3	FURTHER ASSURANCE

Each party to this deed shall do, or procure the doing of, all acts and things, and execute or procure the execution of, all documents and deeds, as may reasonably be required by RDSI and/or RDSEL to give full effect to this deed and/or to ensure that RDSEL obtains the full benefit of the RDSI Rights and that RDSI obtains the full benefit of the RDSEL Rights, in each case, in accordance with the terms of this deed.

4	SEVERANCE

4.1	If any provision of this deed (or part of any provision of this deed) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, all other provisions of this deed (and parts of provisions of this deed) shall not be affected and shall remain in force and effective.

4.2	If any invalid, unenforceable or illegal provision of this deed would be valid, enforceable or legal if some part of it were deleted, that provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties to this deed.

5	OTHER PROVISIONS

The provisions of Clauses 9 (Announcements), 13 (Assignment), 14 (Whole Agreement), 15 (Variation and Waiver), 16 (Costs), 17 (Sellers’ Representative), 18 (Buyers’ Representative), 19 (Notices), 21 (Agreement Survives Completion), 22 (Third Party Rights). 23 (Limitation Act 1980), 24 (Successors), 25 (Counterparts), 26 (Governing Law and Jurisdiction) of the Agreement shall apply mutatis mutandis to this deed.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

THE SCHEDULE

NAME	ADDRESS

Graham Miller	Fosseway Lodge Fosseway Lodge Fosse Lane Bath BA1 7JS

Andrew Birnie	Ashburnham 69 Coombe Lane Stoke Bishop Bristol BS9 2AZ

Jennifer Birnie	Ashburnham 69 Coombe Lane Stoke Bishop Bristol BS9 2AZ

Richard Morley	31 Ffordd y Capel Efail Isaf Pontypridd CF38 1AP

Rhod Samuel	127 Roundways Coalpit Heath Bristol BS36 2LU

Graham Marsh	21 Gauntlet Road Brockworth Gloucester GL3 4EB

Sophie Newton	65 Cumbria Close Thornbury BS35 2YF

Stewart Read	Knole Close Almondsbury Bristol BS32 4EJ

Adele Sheehan	First Floor Flat 60 Lower Redland Road Bristol BS6 6SS

Natalie Harker	54 Parliament Street Chippenham SN14 0DE

Julian Wherlock	8 Broadfield Road Knowle Bristol BS4 2UQ

Tina Humphries	Waterslade Kites Croft Westbury-sub-Mendip BA5 1HU

Mark Cooper	16 Nightingale Rise Portishead Bristol BS20 8LN

Pierre Lacrouts	15 Northend Batheaston Bath BA1 7EE

Justin Cowell	Sunnybank Stowell Hill Road Tytherington GL12 8UH

Robert Felix	36 West View Road Bristol BS3 3JJ

Stephen Raynolds	33 Napier Road Bath BA1 4LN

Didier Bruyere	12 Station Road Ashley Down Bristol BS7 9LB

Louise Argent	52 The Glebe Wrington Bristol BS40 5LX

Burhan Karadogan	31 Ffordd y Capel Efail Isaf Pontypridd CF38 1AP

Elsa Crawford	47A Park Road Congresbury Bristol BS49 5HJ

Karl Swift	30 Chasewood Corner Chalford Stroud GL6 8JS

Kim Swift	30 Chasewood Corner Chalford Stroud GL6 8JS

Sarah Edwards	44 Clarkson Avenue Milton West super Mare BS22 8EJ

David Peters	12 Nightingale Rise Portishead Bristol BS20 8LN

Catherine Peters	12 Nightingale Rise Portishead Bristol BS20 8LN

Esmond Jones	36 Westmead Crescent Trowbridge Bath BA1 0LY

Duncan Crawford	47A Park Road Congresbury Bristol BS49 5HJ

Laurence Ede	41 High Bannerdown Bath BA1 7JZ

Hazel Ede	41 High Bannerdown Bath BA1 7JZ

Anthony Kenny	30 Druid Stoke Avenue Bristol BS9 1DD

Robert Crews	34 Old Sneed Park Bristol BS9 1RF

Joanne Clarke	Fosseway Lodge Fosse Lane Bath BA1 7JS

Jennie Williams	90 St Mary’s Road Shirehampton BS11 9PF

Ruth Cuffe	Steepyfields, Shirehampton Bristol BS11 0DR

Janice Beale	92 Stockwood Road Stockwood Bristol BS14 8JE

SIGNED by R&D SYSTEMS EUROPE LIMITED acting by a director in the presence of
Thomas E. Oland
Director

WITNESS:

Signature:	Frank Mortari

Address:	614 Mckinley Place N.E.
Minneapolis, MN 55413
USA

Occupation:	Dir. Of Business Development

SIGNED by RESEARCH AND DIAGNOSTIC SYSTEMS, INC acting by a director in the presence of:
Gregory J. Melsen
Director

WITNESS:

Signature:	Frank Mortari

Address:	614 Mckinley Place N.E.
Minneapolis, MN 55413
USA

Occupation:	Dir. of Business Development

SIGNED (but not delivered until the date hereof) as a DEED by TOTAL CAPITAL FINANCE LIMITED acting by a director in the presence of:

Lee Morse
Director
WITNESS:

Signature:

Name (in block capitals)	STEPHEN BRENIER

Address:	C/O 280 Bishopsgate
London
EC2m 4RB

Occupation:	Banker

SIGNED (but not delivered until the date hereof) as a DEED by LAURENCE EDE in the presence of:
Laurence Ede
Laurence Ede

WITNESS:

Signature:	DAVID FERRIS

Address:	2 Temple Back East
Temple Quay
Bristol, BS1 GEG

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by GRAHAM MILLER acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ANDREW BIRNIE acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JENNIFER BIRNIE acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by RICHARD MORLEY acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by RHOD SAMUEL acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by GRAHAM MARSH acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by SOPHIE NEWTON acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by STEWART READ acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ADELE SHEEHAN acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by NATALIE HARKER acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JULIAN WHERLOCK acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by TINA HUMPHRIES acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by MARK COOPER acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by PIERRE LACROUTS acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JUSTIN COWELL acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ROBERT FELIX acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by STEPHEN REYNOLDS acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by DIDIER BRUYERE acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by LOUISE ARGENT acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by BURHAN KARADOGAN acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ELSA CRAWFORD acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by KARL SWIFT acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by KIM SWIFT acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by SARAH EDWARDS acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by DAVID PETERS acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by CATHERINE PETERS acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ESMOND JONES acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by DUNCAN CRAWFORD acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by HAZEL EDE acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ANTHONY KENNY acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by ROBERT CREWS acting by his duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JOANNE CLARKE acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JENNIE WILLIAMS acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by RUTH CUFFE acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor

SIGNED (but not delivered until the date hereof) as a DEED by JANICE BEALE acting by her duly appointed and authorised attorney and representative, Laurence Ede, in the presence of:
Laurence Ede
Attorney

WITNESS:

Signature:	DAVID FERRIS

Address:	As Above

Occupation:	Solicitor